Note 2 - Discontinued Operations and Assets Held for Sale	12 Months Ended
Feb. 02, 2013
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]

2. Discontinued Operations and Assets Held for Sal

        On June 4, 2013, Alloy Merchandise, LLC, a wholly-owned subsidiary of the Company (“Alloy Merchandising”), and the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with HRSH Acquisitions LLC d/b/a Alloy Apparel and Accessories (“Buyer”) and concurrently closed the transaction under the Asset Purchase Agreement. Subject to the terms and conditions of the Asset Purchase Agreement, Alloy Merchandising sold certain assets and transferred certain related liabilities related to its Alloy business to Buyer, and Buyer purchased such assets and assumed certain related liabilities. Upon closing of the transaction, the Company received $3.7 million in cash proceeds, subject to adjustment as provided in the Asset Purchase Agreement, and the Buyer assumed $3.3 million in liabilities. The final purchase price was approximately $3.4 million. The loss on sale from this transaction was immaterial. The Company also agreed to provide certain transition services to Buyer, for up to one year, at specified rates following the consummation of the transaction. The financial impact of the transitional services is not expected to be material.

        Accordingly, the results of the Company's former Alloy business have been reported as discontinued operations for all periods presented. In discontinued operations, the Company has reversed its allocation of shared services to the Alloy business and has charged discontinued operations with the administrative and distribution expenses that were attributable to Alloy.

Income from discontinued operations, net of taxes, was $1.4 million, $2.8 million and $3.1 million for fiscal 2012, fiscal 2011 and fiscal 2010, respectively.

Discontinued operations were comprised of (in thousands):

	Fiscal	Fiscal	Fiscal
	2012	2011	2010

Net revenues	$41,549	$44,845	$48,269
Cost of goods sold	25,107	25,101	26,685
Gross profit	16,442	19,744	21,584
Selling, general and administrative expenses	15,915	16,223	16,784
Other operating income	(1,588)	(757)	(59)
Total expenses	14,327	15,466	16,725
Operating income	2,115	4,278	4,859
Provision for income taxes	755	1,488	1,725
Income from discontinued operations, net of income taxes	$1,360	$2,790	$3,134

Assets and liabilities of discontinued operations held for sale included the following (in thousands):

	Fiscal 2012	Fiscal 2011

Inventories, net	$5,704	$6,212
Prepaid catalog costs	690	1,016
Other current assets	415	395
Total current assets	6,809	7,623
Property and equipment, net	690	-
Total assets	$7,499	$7,623

Accounts payable	$4,236	$3,913
Accrued expenses	560	802
Customer liabilities	370	479
Total liabilities	$5,166	$5,194